[11/19/07]

AMENDMENT NO. 5 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 5 TO LOAN AGREEMENT (this “Amendment No. 5”), dated as of November __, 2007, is entered into by and among Fortress Credit Corp., a Delaware corporation, in its capacity as administrative and collateral agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), Maritime Logistics US Holdings Inc., a Delaware corporation (“MLI”), Summit Logistics International Inc, a New Jersey corporation (“Summit”), SeaMaster Logistics Inc., a Delaware corporation (“SeaMaster”), AmeRussia Shipping Company Inc., a Delaware corporation (“AmeRussia Shipping”), FMI International LLC, a Delaware limited liability company (“FMI International”), Fashion Marketing, Inc., a New Jersey corporation (“FM”), FMI International Corp. (West), a New Jersey corporation (“FMIW”), FMI International Corp., a New Jersey corporation (“FMII”), Freight Management LLC, a Delaware limited liability company (“FMLLC”), FMI Trucking, Inc., a New Jersey corporation (“Trucking”), FMI Express Corp., a New Jersey corporation (“Express”), Clare Freight, Los Angeles, Inc., a California corporation (“Clare”), TUG New York, Inc., a New York corporation (“TUG NY”), Summit Global Logistics, Inc. (formerly known as Aerobic Creations, Inc.), a Delaware corporation (“Parent”), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc (“TUG USA”), AMR Investments Inc, a New Jersey corporation (“AMRI”) and FMI Holdco I, LLC, a Delaware limited liability company (“FMI Holdco”, and together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, Parent, TUG USA, AMRI and FMI Holdco, each individually, a “Borrower” and collectively, “Borrowers”), the parties to the Loan Agreement as guarantors (each individually, a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H:

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan Agreement, dated as of November 8, 2006, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1, dated May 21, 2007, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 2, dated July 31, 2007, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 3, dated August 9, 2007, by and among Agent, Lenders, Borrowers and Guarantors, and Amendment No. 4, dated September 11, 2007, by and among Agent, Lenders, Borrowers and Guarantors (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with this Amendment No. 5, and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”);

      WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to certain amendments to the Loan Agreement, and Agent and Lenders are willing hereby to make such amendments, subject to and in accordance with the terms and conditions set forth herein;

     WHEREAS, the parties hereto desire to enter into this Amendment No. 5 to evidence and effectuate such amendments to the Loan Agreement relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      Section 1. Definitions and Interpretation.

          1.1 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following definitions:

          (a) “Amendment No. 5” shall mean this Amendment No. 5 to Loan Agreement by and among Agent, Lenders, Borrowers and Guarantors.

          (b) “Existing Defaults” shall mean, collectively, the Events of Default arising under the Loan Agreement that have occurred as a result of (i) the failure of Borrowers and Guarantors to comply with certain financial covenants set forth in Section 6.03 of the Loan Agreement (Consolidated Last Twelve Months EBITDA; Fixed Charge Coverage Ratio), in each case for the respective periods ending on June 30, 2007 and, with respect to Consolidated Last Twelve Months EBITDA, July 31, 2007, August 31, 2007 and September 30, 2007, (ii) (A) the defaults that occurred under the Senior Convertible Notes pursuant to the failure to comply with the financial covenants set forth in Section 14(l) of the Senior Convertible Notes, in each case for the respective periods ending on June 30, 2007 (the “Noteholder Financial Covenant Default”), (B) the defaults that occurred under Section 4(a)(xviii) of the Senior Convertible Notes as a result of the occurrence of an Event of Default (as defined in the Senior Convertible Notes) under any Other Note (as defined in the Senior Convertible Notes) which were triggered by the occurrence of the Noteholder Financial Covenant Default, and (C) the defaults that occurred under the Senior Convertible Notes pursuant to the failure to file a registration statement on Form S-1 within the time required therefor in the Noteholder Documents and to pay any fees or penalties resulting there from or to accrue and not pay any such penalty or fee, (iii) the failure of Borrowers and Guarantors to comply with Section 6.01(t)(iv) of the Loan Agreement, within the time period required, with respect to the deposit accounts and investment accounts of Clare, and (iv) the termination of the employment of the consulting firms of RAS Management Advisors, Inc and Alvarez and Marsal, Inc.

           1.2 Amendment to Definitions.

          (a) The definition of the term “Applicable Margin” set forth in the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“Applicable Margin” means:

		Applicable Margin
Consolidated Last Twelve Months	Applicable Margin	(Reference Rate
EBITDA	(LIBOR Rate Loans)	Loans)

Equal to or less than $15,000,000
	6.75%	5.75%

Greater than $15,000,000
	5.75%	4.75%

provided, that, (a) the Applicable Margin shall be calculated and established once each fiscal quarter based on the Consolidated EBITDA of Parent and its Subsidiaries for the immediately preceding twelve (12) month period ending as of the last day of the immediately preceding fiscal quarter and shall remain in effect until adjusted thereafter after the end of the next fiscal quarter, (b) each adjustment to the Applicable Margin shall be effective on the date that Agent receives the financial statements of Parent and its Subsidiaries for the immediately preceding fiscal quarter in accordance with Section 6.01(a)(i) and shall remain in effect until adjusted thereafter during the next fiscal quarter, (c) the failure to deliver the financial statements pursuant to Section 6.01(a)(i) hereof on the required date shall automatically cause the Applicable Margin for each LIBOR Rate Loan and Reference Rate Loan to be the highest applicable rate set forth above, effective as of the date on which the delivery of the financial statements was otherwise required until the date on which such financial statements are so delivered to Agent at which time the Applicable Margin shall be adjusted in accordance with clause (a) above, (d) in the event that any of the information provided to Agent which is used in the calculation of the Applicable Margin for any period is subsequently restated or is otherwise changed thereafter, then if the Applicable Margin for the applicable period would have resulted in a higher rate, Borrowers shall promptly upon demand pay to Agent any additional amount in respect of interest that would have been required based on the higher Applicable Margin.”

          1.3 Interpretation. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement, unless otherwise defined herein.

      Section 2. Waivers.

          2.1 Subject to the terms and conditions contained herein, Agent and Lenders hereby waive each of the Existing Defaults as of the date such Existing Default occurred.

          2.2 Agent and Lenders have not waived and are not by this agreement waiving, and have no present intention of waiving, any Events of Default (other than the Existing Defaults) which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur or may be anticipated to occur after the date hereof, whether based on the failure to comply with Section 6.03 or Section 6.01(t)(iv) of the Loan Agreement at

any time hereafter or otherwise and whether Agent or any Lender may have any notice or information with respect thereto as of the date hereof. Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Loan Documents as a result of any Events of Default (other than the Existing Defaults) which may have occurred prior to the date hereof, or are continuing on the date hereof (after giving effect to this Amendment No. 5), or any Event of Default which may occur after the date hereof, whether based on the failure to comply with Section 6.03 or Section 6.01(t)(iv) of the Loan Agreement at any time hereafter or otherwise.

     Section 3. Consent to Extension of Time to File Form 10-Q. Notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, Agent and Lenders consent to the filing of Borrowers’ and Guarantors’ quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2007 no later than November 20, 2007.

     Section 4. Interest Rate. Notwithstanding anything to the contrary set forth in the Loan Agreement or otherwise, for the period from June 30, 2007 through and including the effective date of this Amendment No. 5, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities, or any other outstanding Obligations of Borrowers and Guarantors under the Loan Agreement and the other Loan Documents, shall bear interest, for such period at a rate per annum equal to the LIBOR Rate plus six and three-quarters (6.75%) percent, and Borrowers shall make such payments to Agent in an amount equal to the difference between the interest previously paid by Borrowers for such period and the amount required to be paid as a result of the application of the such rate as provided herein.

      Section 5. Financial Covenants.

           5.1 Leverage Ratio.

          (a) Section 6.03(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor: “Intentionally omitted”.

          (b) Schedule 6.03(a) to the Loan Agreement is hereby deleted in its entirety and replaced with the corresponding numbered schedule constituting Amended and Restated Schedule 6.03(a) included in Exhibit A to this Amendment No. 5.

           5.2 Consolidated EBITDA.

          (a) Section 6.03(b) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               “(b) Consolidated EBITDA. Permit Consolidated EBITDA of the Parent and its Subsidiaries for the period ending on the last day of the month set forth on Schedule 6.03(b) hereto to be less than the applicable amount for such period set forth on such Schedule.”

          (b) Schedule 6.03(b) to the Loan Agreement is hereby deleted in its entirety and replaced with the corresponding numbered schedule constituting Amended and Restated

Schedule 6.03(b) included in Exhibit A to this Amendment No. 5.

           5.3 Fixed Charge Coverage Ratio.

          (a) Section 6.03(c) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor

               “(c) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for the period ending on the last day of the month set forth on Schedule 6.03(c) hereto to be less than the applicable amount for such period set forth on such Schedule.”

          (b) Schedule 6.03(c) to the Loan Agreement is hereby deleted in its entirety and replaced with the corresponding numbered schedule constituting Amended and Restated Schedule 6.03(c) included in Exhibit A to this Amendment No. 5.

     Section 6. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Agent and Lenders under the Loan Agreement and the other Loan Documents, Borrowers shall pay to Agent a fee for entering into this Amendment No. 5 and the transactions referred to herein in the amount of $250,000, which amount is fully earned and due and payable as of the date hereof, and which amount shall be added on the date hereof to the outstanding principal balance of the Term Loan.

     Section 7. Additional Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Loan Documents, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

     7.1 On or before December 20, 2007, Borrowers and Guarantors shall enter into an amendment or amendments to the Loan Agreement and the other Loan Documents, in form and substance satisfactory to Agent in its sole discretion, pursuant to which, among other things as determined by Agent, the aggregate principal amount of the Term Loans outstanding as of such date, together with accrued and unpaid interest thereon, shall from and after such date for all purposes and in all respects be deemed to be, and restated as, Revolving Loans, subject to the terms and conditions in the Loan Agreement and the other Loan Documents applicable to Revolving Loans and repaid in accordance with such terms. Such amendment or amendments shall provide, among other things, that such restatement shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of Borrowers evidenced by or arising under the Loan Agreement, and the liens and security interests of Agent securing such Indebtedness and other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of Agent. In the event that Borrowers and Guarantors have not entered into such amendment or amendments on or before December 20, 2007, this Amendment No. 5 shall be of no further force or effect.

     7.2 This Amendment No. 5 has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting creditors’ rights generally.

     7.3 All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

     7.4 All necessary actions and proceedings required by the Loan Documents in connection with this Amendment No. 5, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

     7.5 The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants, conditions and agreements contained herein, or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Agent and Lenders shall constitute an Event of Default under the Loan Agreement and the other Loan Documents.

     7.6 Borrowers and Guarantors acknowledge, confirm and agree that they are not aware of any Event of Default other than the Existing Defaults.

     Section 8. Release. In consideration of Agent and Lenders entering into this Amendment No. 5, and other consideration provided for in this Amendment No. 5, each Borrower and Guarantor hereby fully releases, remises, acquits, irrevocably waives and forever discharges Agent and each Lender under the Loan Agreement, together with their respective predecessors, successors, assigns, subsidiaries, affiliates and agents and all of their respective past, present and future officers, directors, shareholders, employees, contractors and attorneys and their respective predecessors, successors, heirs, and assigns, from and with respect to any and all past, present or future actions and causes of action, suits, disputes, controversies, claims, liabilities, obligations, debts, sums of money, offset rights and set-offs, defenses to payment, losses, damages, judgments, executions and demands of whatever nature (whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, asserted or unasserted, foreseen or unforeseen, in contract, in tort or otherwise, or at law or in equity), arising on or prior to the date hereof, for money damages or dues, recovery of property, or specific performance, in respect of the Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, all the foregoing being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      Section 9. Conditions Precedent.

          9.1 The effectiveness of the waiver set forth in Section 2 of this Amendment No. is subject to the receipt by Agent, on or before November 21, 2007, in form and substance satisfactory to Agent in its sole discretion, true, correct and complete copies of unconditional waivers (which shall be in full force and effect) of all defaults and events of default arising under the Noteholder Documents, including, without limitation, the defaults and events of default arising under the Noteholder Documents as a result of the failure to comply with the financial covenants set forth in Section 14(l) of the Senior Convertible Notes, in each case for the respective periods ending on June 30, 2007, July 31, 2007, August 31, 2007 and September 30, 2007, and pursuant to which Borrowers and Guarantors shall agree, among other things, that they will not pay in cash any fees or penalties arising from Borrowers’ and Guarantors’ failure to file a registration statement on Form S-1 within the time required therefor in the Noteholder Documents, in each case as duly authorized, executed and delivered by the parties thereto.

          9.2 The effectiveness of the other terms and conditions of this Amendment No. 5 shall be subject to the receipt by Agent, on or before November 21, 2007, in form and substance satisfactory to Agent in its sole discretion, executed original counterparts of this Amendment No 5, duly authorized, executed and delivered by each Borrower and Guarantor and such Lenders may be required under the Loan Agreement.

     Section 10. Effect of this Amendment. This Amendment No. 5 and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the amendments and waivers expressly contained herein, no other changes or modifications or waivers to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment No. 5, the provisions this Amendment No. 5 shall control.

     Section 11. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 5.

     Section 12. Costs, Fees and Expenses. Without limiting any of the obligations of Borrowers and Guarantors under the Loan Agreement or any of the other Loan Documents, Borrowers agree to reimburse Agent and each Lender upon demand by Agent for all costs, fees and expenses (including the reasonable fees and expenses of counsels to Agent and each Lender) incurred in connection with the preparation, execution and delivery of this Amendment No. 5.

     Section 13. Governing Law. The validity, interpretation and enforcement of this Amendment No. 5 in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

     Section 14. Binding Effect. This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     Section 15. Counterparts. This Amendment No. 5 may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment No. 5, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment No. 5 may be executed and delivered by telecopier (or other electronic transmission of a manually executed counterpart) with the same force and effect as if it were a manually executed and delivered counterpart. Any party delivering an executed counterpart of this Amendment No. 5 by telecopier (or other electronic transmission of a manually executed counterpart) shall also deliver an original executed counterpart of this Amendment No. 5, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 5 as to such party or any other party.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 5 as of the date first written above.

BORROWERS:

MARITIME LOGISTICS US HOLDINGS INC.

By:
________________________________
Name:
Title:

SUMMIT LOGISTICS INTERNATIONAL INC

By:
_________________________________
Name:
Title:

SEAMASTER LOGISTICS INC.

By:
_________________________________
Name:
Title:

AMERUSSIA SHIPPING COMPANY INC.

By:
_________________________________
Name:
Title:

FASHION MARKETING, INC.

By:
_________________________________
Name:
Title:

FMI INTERNATIONAL LLC

By:
_________________________________
Name:
Title:

FMI INTERNATIONAL CORP. (WEST)

By:
_________________________________
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FMI INTERNATIONAL CORP.

By:
_________________________________

Name:
Title:

FREIGHT MANAGEMENT LLC

By:
_________________________________

Name:
Title:

FMI TRUCKING, INC.

By:
_________________________________

Name:
Title:

FMI EXPRESS CORP.

By:
_________________________________

Name:
Title:

CLARE FREIGHT, LOS ANGELES, INC.

By:
________________________________

Name:
Title:

TUG NEW YORK, INC.

By:
_________________________________

Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SUMMIT GLOBAL LOGISTICS, INC. (formerly
known as Aerobic Creations, Inc.)

By:
________________________________
Name:
Title:

TUG USA, INC. (formerly known as Dolphin US
Logistics Inc.)

By:
_________________________________
Name:
Title:

AMR INVESTMENTS INC

By:
_________________________________
Name:
Title:

FMI HOLDCO I, LLC

By:
_________________________________
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FORTRESS CREDIT CORP., as Agent

By:
_________________________________
Name:
Title:

LENDERS:

FORTRESS CREDIT OPPORTUNITIES I LP

By: FORTRESS CREDIT OPPORTUNITIES I GP LLC, its General Partner

By:
_________________________________
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES II LP

By: FORTRESS CREDIT OPPORTUNITIES II GP LLC, its General Partner

By:
_________________________________
Name:
Title:

FORTRESS PARTNERS FUND LP

By: FORTRESS PARTNERS GP LLC, its General Partner

By:
_________________________________
Name:
Title:

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signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FORTRESS PARTNERS CLO LP

By: FORTRESS PARTNERS CLO GP LLC, its General Partner

By:
_________________________________
Name:
Title:

FORTRESS CREDIT FUNDING III LP

By: FORTRESS CREDIT FUNDING III GP LLC, its General Partner

By:
_________________________________
Name:
Title:

FORTRESS CREDIT FUNDING IV LP

By: FORTRESS CREDIT FUNDING IV GP LLC, its General Partner

By:
_________________________________
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ABLECO FINANCE LLC

By:
_________________________________
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

signature page for Amendment No. 5

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PLAINFIELD DIRECT LLC

By:
_________________________________
Name:
Title:

signature page for Amendment No. 5

     EXHIBIT A
to
AMENDMENT NO. 5

SCHEDULE 6.03(a)

Total Leverage Ratio

Intentionally Omitted.

SCHEDULE 6.03(b)

Consolidated EBITDA

Applicable Period-- July 1, 2007 to period ending on:	Minimum EBITDA
December 31, 2007	$7,250,000
March 31, 2008	$8,450,000
June 30, 2008	$11,300,000
Applicable Period-- Last twelve (12) consecutive months ending:
September 30, 2008	$13,700,000
December 31, 2008	$14,000,000
March 31, 2009	$14,500,000
June 30, 2009	$14,750,000
September 30, 2009	$15,250,000
December 31, 2009	$15,750,000
March 31, 2010	$16,000,000
June 30, 2010	$16,000,000
September 30, 2010	$16,000,000
December 31, 2010	$16,000,000
March 31, 2011	$16,000,000
June 30, 2011	$16,000,000
September 30, 2011	$16,000,000

Note: For purposes of determining compliance with Section 6.03(b), accruals arising from volume discounts given by the A.P. Moller - Maersk Group to the Parent and its Subsidiaries will not be considered.

SCHEDULE 6.03(c)

Fixed Charge Coverage Ratio

Applicable Period-- July 1, 2007 to period	Fixed Charge Coverage Ratio
ending on:
December 31, 2007	0.72 : 1.00
January 31, 2008	0.65 : 1.00
February 29, 2008	0.65 : 1.00
March 31, 2008	0.60 : 1.00
April 30, 2008	0.50 : 1.00
May 31, 2008	0.50 : 1.00
June 30, 2008	0.60 : 1.00
Applicable Period-- Last twelve (12) consecutive months ending on:
July 31, 2008	0.50:1.00
August 31, 2008	0.50:1.00
September 30, 2008	0.70 : 1.00
October 31, 2008	0.60 : 1.00
November 30, 2008	0.60 : 1.00
December 31, 2008	0.70 : 1.00
March 31, 2009	0.70 : 1.00
June 30, 2009	0.65 : 1.00
September 30, 2009	0.65 : 1.00
December 31, 2009	0.70 : 1.00
March 31, 2010	.75 : 1.00
June 30, 2010	.80 : 1.00
September 30, 2010	.85 : 1.00

December 31, 2010	.90 : 1.00
March 31, 2011	.95 : 1.00
June 30, 2011	1.00 : 1.00
September 30, 2011	1.00 : 1.00

Note: For purposes of determining compliance with Section 6.03(c), accruals arising from volume discounts given by the A.P. Moller - Maersk Group to the Parent and its Subsidiaries will not be considered.